UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2015

The Carlyle Group L.P.

(Exact name of Registrant as specified in its charter)

Delaware	001-35538	45-2832612
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Pennsylvania Avenue, NW Washington, D.C.	20004-2505
(Address of principal executive offices)	(Zip Code)

(202) 729-5626

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 5, 2015, The Carlyle Group L.P. (the “Partnership”) completed its previously announced underwritten public offering (the “Offering”) of 7,000,000 common units representing limited partner interests in the Partnership (“Common Units”). The Partnership intends to use all of the net proceeds from the issuance and sale of the Common Units to purchase an equivalent number of outstanding Carlyle Holdings partnership units from certain holders, including certain of the Partnership’s directors and executive officers. Accordingly, the Partnership will not retain any proceeds from the sale of Common Units in the Offering.

In connection with the Offering, the Partnership entered into an underwriting agreement (the “Underwriting Agreement”), by and among the Partnership, Carlyle Group Management L.L.C., Carlyle Holdings I L.P. (“Carlyle Holdings I”), Carlyle Holdings II L.P. (“Carlyle Holdings II”), Carlyle Holdings III L.P. (“Carlyle Holdings III” and, together with Carlyle Holdings I and Carlyle Holdings II, “Carlyle Holdings”), and Citigroup Global Markets Inc. and J.P. Morgan Securities LLC. Subject to the terms and conditions stated in the Underwriting Agreement, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as underwriters, agreed to purchase the Common Units at a price of $30.07 per common unit in a transaction that closed on June 5, 2015. In addition, certain wholly-owned subsidiaries of the Partnership entered into Unit Purchase Agreements with certain limited partners of Carlyle Holdings, including certain directors and executive officers, pursuant to which such subsidiaries agreed to purchase an aggregate of 7,000,000 Carlyle Holdings partnership units from the holders thereof at a price of $30.07 per Carlyle Holdings partnership unit.

The above descriptions of the Underwriting Agreement and Unit Purchase Agreements do not purport to be complete and are qualified in their entirety by reference to the Underwriting Agreement and form of Unit Purchase Agreement, copies of which are filed herewith as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibits are attached to this Current Report on Form 8-K.

5.1	Opinion of Simpson Thacher & Bartlett LLP.

23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1).

99.1	Underwriting Agreement, dated as of June 1, 2015, among The Carlyle Group L.P., The Carlyle Group Management L.L.C., Carlyle Holdings I L.P., Carlyle Holdings II L.P., Carlyle Holdings III L.P., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC.

99.2	Form of Unit Purchase Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CARLYLE GROUP L.P.

	By:	Carlyle Group Management L.L.C., its general partner

Date: June 5, 2015	By:	/s/ Jeffrey W. Ferguson
	Name:	Jeffrey W. Ferguson
	Title:	General Counsel

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Simpson Thacher & Bartlett LLP.

23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1).

99.1	Underwriting Agreement, dated as of June 1, 2015, among The Carlyle Group L.P., The Carlyle Group Management L.L.C., Carlyle Holdings I L.P., Carlyle Holdings II L.P., Carlyle Holdings III L.P., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC.

99.2	Form of Unit Purchase Agreement.